American Century Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

LIMITED-TERM BOND FUND * INTERMEDIATE-TERM BOND FUND
BOND FUND

Supplement dated November 19, 2001 * Prospectus dated March 1, 2001
                                     Prospectus dated May 1, 2001 (High-Yield C Class only)

SPECIAL MEETING OF SHAREHOLDERS

AT A SPECIAL MEETING OF SHAREHOLDERS HELD ON NOVEMBER 16, 2001, SHAREHOLDERS OF
THE FUNDS APPROVED THE FOLLOWING PROPOSALS. ALL CHANGES ARE EFFECTIVE DECEMBER 3, 2001.

          Limited-Term Bond Fund

          Shareholders of the Limited-Term Bond Fund ("Limited-Term Bond")
          approved the transfer of substantially all of the fund's assets and liabilities to the American Century Short-Term Government Fund
          ("Short-Term Government") in exchange for shares of Short-Term
          Government.

          Short-Term Government seeks high current income while maintaining safety of principal, and buys short-term securities issued by the U.S.
          government, its agencies and instrumentalities. The fund also buys mortgage-backed securities, short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S.
          government, and high-grade corporate securities up to 20% of net assets. Overall, Short-Term Government has a higher credit quality than Limited-Term Bond, which may lead to lower returns. The total expense ratio of Short-Term Government is lower than the total expense ratio of Limited-Term Bond.

          Limited-Term Bond shareholders will receive shares of Short-Term
          Government on a tax-free basis in exchange for their shares of
          Limited-Term Bond. The value of a shareholder's account will not change as a result of the transaction.

          Intermediate-Term Bond Fund

          Shareholders of the Intermediate-Term Bond Fund ("Intermediate-Term
          Bond") approved the transfer of substantially all of the fund's assets and liabilities to the American Century Diversified Bond Fund
          ("Diversified Bond") in exchange for shares of Diversified Bond.
          Diversified Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of
          Intermediate-Term Bond. The total expense ratio of Diversified Bond is expected to be lower than the total expense ratio of Intermediate-Term
          Bond.

          Intermediate-Term Bond shareholders will receive shares of Diversified
          Bond on a tax-free basis in exchange for their shares of
          Intermediate-Term Bond. The value of a shareholder's account will not change as a result of the transaction.

          Bond Fund

          Shareholders of the Bond Fund ("Bond") approved the transfer of substantially all of the fund's assets and liabilities to the American
          Century Diversified Bond Fund ("Diversified Bond") in exchange for shares of Diversified Bond. Diversified Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Bond. The total expense ratio of
          Diversified Bond is expected to be lower than the total expense ratio of Bond.

          Bond shareholders will receive shares of Diversified Bond on a tax-free basis in exchange for their shares of Bond. The value of a shareholder's account will not change as a result of the transaction.

SH-SPL-27569  0110

American Century Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

High-Yield Fund

Supplement dated November 19, 2001 * Prospectus dated March 1, 2001
                                     Prospectus dated May 1, 2001 (High-Yield C Class only)

SPECIAL MEETING OF SHAREHOLDERS

At  a  Special  Meeting  of   Shareholders   held  on  November  16,  2001,
shareholders  of the  High-Yield  Fund  ("High-Yield")  approved a  proposal  to transfer all of the fund "s assets and  liabilities  to the new American  Century
High-Yield  Fund ("new  High-Yield")  in exchange for shares of new  High-Yield.
However,  due to a change in circumstances that affects one of the preconditions to the reorganization,  the Board of Directors of American Century Mutual Funds,
Inc. has determined  that, at this time, the  reorganization  is not in the best interests of the High-Yield shareholders.

The following replaces the third paragraph under "The Fund Management Team"
on page 8 of the Investor Class, Advisor Class and C Class prospectuses.

Michael Difley
Mr. Difley, Vice President and Portfolio Manager,  has been a member of the team that  manages the fund since its  inception in  September  1997.  He joined
American  Century  as a Senior  Corporate  Credit  Analyst  in July 1996 and was
promoted  to  Portfolio  Manager in  November  2001.  He has a B.S.  in business
administration   (finance   concentration)  from  California  Polytechnic  State
University-San  Luis  Obispo.  He is a  Certified  Public  Accountant  and a CFA
charterholder.

SH-SPL-26620  0111